Exhibit 99.15

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-G

KEY PERFORMANCE FACTORS
November 30, 1999



        Expected B Maturity                                        8/15/06


        Blended Coupon                                             5.6343%



        Excess Protection Level
          3 Month Average  5.90%
          November, 1999  5.78%
          October, 1999  6.13%
          September, 1999  5.79%


        Cash Yield                                  18.33%


        Investor Charge Offs                        4.89%


        Base Rate                                   7.66%


        Over 30 Day Delinquency                     5.02%


        Seller's Interest                           8.52%


        Total Payment Rate                          14.09%


        Total Principal Balance                     $48,461,894,441.68


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $4,130,074,923.19